FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                 OF REGISTERED MANAGEMENT INVESTMENT COMPANIES



                Investment Company Act file number: 811-3627


                        Greenspring Fund, Incorporated
              (Exact Name of Registrant as Specified in Charter)

                        2330 West Joppa Road, Suite 110
                        Lutherville, Maryland 21093-4641
              (Address of Principal Executive Offices)(Zip Code)

    Registrant's Telephone Number, including Area Code: (410)823-5353

                       Mr. Charles vK. Carlson, President
                        2330 West Joppa Road, Suite 110
                        Lutherville, Maryland 21093-4641
                     (Name and address of Agent for Service)

                   Date of fiscal year end: December 31, 2004

                  Date of reporting period: June 30, 2004

Form N-CSR is to be used by management companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct any comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss 3507.



Item 1.  Reports to Stockholders.

The Greenspring Fund's Semi-Annual Report as transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) is as follows:







                             GREENSPRING

                                FUND



                          SEMI-ANNUAL REPORT

                            JUNE 30, 2004



              This report is authorized for distribution
               only to shareholders who have received a
                copy of the official Prospectus of the
                    Greenspring Fund, Incorporated.














                           Greenspring Fund


                                          July 2004

Dear Fellow Shareholders:

      Although quite a bit of activity took place in the Greenspring Fund's portfolio during the second quarter of 2004, the performance was relatively flat, as the Fund gained 1.2%. During the first six months of 2004, Greenspring Fund's net asset value has increased 2.7%. Stock indexes also turned in unexciting, slightly positive performances during the second quarter, as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, and the Russell 2000 gained 1.2%, 1.7%, and 0.5%, respectively. The flat bottom-line performance of the stock market indices masked quite a bit of individual stock volatility. Many significant factors that have the potential to greatly impact the financial markets - reports confirming or calling into question the strength of the economic recovery, the continuing struggles in the Middle East, the upcoming Presidential election, and the first interest rate increase by the Federal Reserve since March of 2000 - all influenced the markets from time to time throughout the quarter. Despite the fact that these market-influencing factors are far from being resolved, the financial markets have surprisingly taken this uncertainty in stride.

      During the second quarter of 2004, Greenspring Fund's performance was dominated by small positive movements in many of the securities in the portfolio as opposed to sharp movements in just a few securities. The Fund benefited from positive performance from the equities in the portfolio, led by our investments in Wabash National Corporation, Michael Baker Corporation, and Energen Corporation. The Fund's bond holdings, comprised of Busted Converts, provided a flat showing during a period in which most fixed income investors struggled with the rise in interest rates. As measured by the benchmark Lehman Brothers Aggregate Bond Index, the bond market declined 2.4% during the second quarter.

      Some of the credit for Greenspring Fund's success so far this year is attributable to our flexible style of investing. Our goal at the Greenspring Fund has always been to strive, first, for the preservation of capital during difficult market environments, and, secondly, for the steady, consistent enhancement of capital during more buoyant times in the markets. While steadfastly maintaining a hard-core "value" approach to investing, whether it applies to our stock or bond selection, the Fund utilizes a "flexible" style of investing. We adamantly refuse to be pigeonholed into a single "style-box" of investing, strongly believing that having the flexibility to invest in those areas that we feel are temporarily undervalued is the best way to achieve our shareholders' long-term investment goals. Many other investment firms limit their mutual fund portfolio managers to specific styles, e.g. "small-cap value" or "large-cap growth." The portfolio managers at such firms

                                 1


often must remain fully invested in that particular investment discipline, even if they personally believe that the sector is overvalued. Consultants often criticize portfolio managers if they stray from their assigned category (referred to as "style drift") by buying a security outside of their assigned discipline or if they hold significant amounts of cash.

      The Greenspring Fund's approach is to manage our shareholders' assets as if they were our own. The entire research staff of the Fund has a large portion of their personal investment assets invested in the Greenspring Fund. Thus, we have a strong vested interest in the performance of the Fund. We purchase securities that will help us attain our fellow shareholders' goals, regardless of the securities' classification. Some investors may consider this an old-fashioned approach, but it is a time-tested and successful one. We are patient and deliberate in our analytical approach. If we believe that a certain stock is undervalued and has the potential to perform well in the anticipated market environment, then we will purchase it for the Fund, regardless of whether it is a small-cap, mid-cap, or large-cap security. Similarly, if we believe that the Greenspring Fund would be well-served by investing in undervalued special situation fixed income investments, such as Busted Converts, then we do not hesitate to invest in that category. Our goal is to provide steady, consistent, non-volatile performance for the Greenspring Fund's shareholders. Whether that performance is achieved by investing in small, mid, or large-cap value stocks, preferred stocks, fixed income securities, or by holding cash reserves is not as important as achieving the Fund's desired objectives.

      We have been active repositioning the Greenspring Fund's portfolio amidst the volatility in certain individual stocks and the overall bond market. We have taken advantage of the volatility in some stocks to increase our exposure to equities. We remain very confident in our Busted Converts holdings, but have been selling some to raise cash for more promising equity investments. Furthermore, we have sold some of our Busted Convert holdings in order to raise cash to purchase other Busted Converts that have superior total return prospects. During the generally rising interest rate environment of the last several months, our Busted Converts have matched or exceeded our expectations. While we anticipate further upside from many of the Busted Converts, several have traded up to par value or above and offer little potential for further price gains absent strong appreciation in the underlying common stock. However, they continue to provide a very attractive income stream and can easily be liquidated if necessary. As we uncover additional equities or bonds that we believe are capable of providing superior total returns, we will continue to sell selected bonds.

      We believe that the markets may continue to be slow moving during the remaining summer months. The old Wall Street maxim of "sell in May and go away" comes to mind. At this point, we believe that the stock market may perk up in the fall once the factors that were mentioned earlier - events in the Middle East, the Presidential election, the impact of rising interest rates, and the economic recovery - are closer to being resolved. Hopefully, the outcomes will emerge within Wall Street's range of acceptable expectations. Mounting evidence suggest that the econmomic recovery is broad

                                 2


and sustainable, if less powerful than many economists had forecasted. Early in the year, certain sectors of the stock market (in particular semiconductor stocks) seemed to have anticipated a recovery that was stronger or faster than later seemed likely (with stocks climbing sharply, and then sinking to more realistic levels). Volatility within certain sectors of the stock market, combined with conflicting reports concerning the economic recovery, and periodic negative news from the Middle East, have caused market fluctuations that have provided us with the opportunity to purchase some stocks at very reasonable valuations. We will continue to look for more of these opportunities.

      Long-time shareholders will note that the Greenspring Fund has been much more fully invested than it has been historically.
This is not the result of a change in investment philosophy or policy, as we still believe that it is wise to hold significant amounts of cash reserves when we cannot find enough securities that meet the Fund's investment criteria. This willingness to hold cash reserves has helped the Greenspring Fund weather many a difficult storm in the past and has given us the "dry powder" to act quickly when opportunities are uncovered. The fact that the Greenspring Fund is close to fully invested is a sign that we have been able to find a large number of stocks and bonds that we believe will help us in our pursuit of the steady, consistent performance results that our shareholders expect from us.

      We always welcome questions and comments from our fellow shareholders. Our website is frequently updated with new information and we encourage you to visit the site. We hope that you are enjoying a pleasant and relaxing summer.

                                          Respectfully,


                                          /s/Charles vK. Carlson
                                          Charles vK. Carlson
                                          President














                                 3


                    GREENSPRING FUND, INCORPORATED
                       PORTFOLIO OF INVESTMENTS
                            JUNE 30, 2004
                             (UNAUDITED)

COMMON STOCKS (41.6%)

    Shares                                                    Value
    ------                                                    -----

               Banks - Regional (2.3%)

      6,100    Columbia Bancorp                          $    178,242
     26,190    Provident Bankshares Corporation               755,320
     14,476    SunTrust Banks                                 940,795
     33,900    Yardville National Bancorp                     847,500
                                                         ------------
                                                            2,721,857
                                                         ------------

               Business and Professional Services (2.3%)

    165,450   *FTI Consulting                               2,729,925
                                                         ------------
                                                            2,729,925
                                                         ------------

               Communication Equipment (0.6%)

     93,800   *Radyne ComStream Inc.                          750,400
                                                         ------------
                                                              750,400
                                                         ------------

               Computer Storage Devices (1.9%)

     55,000    Imation Corporation                          2,343,550
                                                         ------------
                                                            2,343,550
                                                         ------------

               Construction Services (3.2%)

     44,700   *Emcor Group                                  1,965,906
     62,800   *Insituform Technologies                      1,021,756
    112,113   *U.S. Home Systems                              801,608
                                                         ------------
                                                            3,789,270
                                                         ------------

               Diversifed Natural Gas (2.2%)

     54,200    Energen Corp.                                2,601,058
                                                         ------------
                                                            2,601,058
                                                         ------------

                                4


                   GREENSPRING FUND, INCORPORATED
                      PORTFOLIO OF INVESTMENTS
                           JUNE 30, 2004
                            (UNAUDITED)

COMMON STOCKS (CON'T)

    Shares                                                    Value
    ------                                                    -----

               Electrical Equipment (0.5%)

     8,700     Emerson Electric Co.                      $    552,885
                                                         ------------
                                                              552,885
                                                         ------------

               Engineering Services (2.0%)

    155,525   *Michael Baker Corporation                    2,373,312
                                                         ------------
                                                            2,373,312
                                                         ------------

               Financial Services (0.7%)

     23,000    CIT Group Inc.                                 880,670
                                                         ------------
                                                              880,670
                                                         ------------

               Healthcare (2.0%)

    165,600   *Nabi Biopharmaceuticals                      2,354,832
                                                         ------------
                                                            2,354,832
                                                         ------------

               Insurance (5.4%)

     17,500    ALFA Corp.                                     245,000
     11,300    Assurant, Inc.                                 298,094
     34,450    PartnerRe, Ltd.                              1,954,349
    190,800   *United National Group Ltd.                   2,882,988
     24,700    W.R. Berkley Corporation                     1,060,865
                                                         ------------
                                                            6,441,296
                                                         ------------

               Insurance - Brokerage (2.0%)

     12,000    Hilb Rogal and Hobbs Co.                       428,160
    128,800   *USI Holdings Corp.                           2,035,040
                                                         ------------
                                                            2,463,200
                                                         ------------

                                5


                   GREENSPRING FUND, INCORPORATED
                      PORTFOLIO OF INVESTMENTS
                           JUNE 30, 2004
                            (UNAUDITED)

COMMON STOCKS (CON'T)

    Shares                                                    Value
    ------                                                    -----

               Manufacturing (0.2%)

    13,600     Tredegar Corporation                      $    219,368
                                                         ------------
                                                              219,368
                                                         ------------

               Multi-Industry (1.3%)

    38,400    *Griffon Corporation                            855,552
    20,000     Pentair, Inc.                                  672,800
                                                         ------------
                                                            1,528,352
                                                         ------------

               Oil and Gas Exploration/Production (2.8%)

     7,800     Burlington Resources Inc.                      282,204
    11,140     EOG Resources                                  665,169
    96,000     Suncor Energy                                2,458,560
                                                         ------------
                                                            3,405,933
                                                         ------------

                Oil and Gas Service (0.8%)

   109,300     *Key Energy Services                         1,031,792
                                                         ------------
                                                            1,031,792
                                                         ------------

                Real Estate (0.9%)

    28,600      Gladstone Commercial Corporation              471,900
     9,300      First Potomac Realty Trust                    178,281
     6,353    !*Nomas Corp.                                       635
    27,500      Urstadt Biddle Properties Inc., Class A       407,275
                                                         ------------
                                                            1,058,091
                                                         ------------

                Savings Institutions (1.0%)

    30,000      Washington Mutual                           1,159,200
                                                         ------------
                                                            1,159,200
                                                         ------------

                                6


                   GREENSPRING FUND, INCORPORATED
                      PORTFOLIO OF INVESTMENTS
                           JUNE 30, 2004
                            (UNAUDITED)

COMMON STOCKS (CON'T)

    Shares                                                    Value
    ------                                                    -----

               Solid Waste Services (2.0%)

    96,400     Allied Waste Industries                   $  1,270,552
   108,500     Waste Industries USA                         1,210,860
                                                         ------------
                                                            2,481,412
                                                         ------------

               Transportation (4.9%)

    33,200    *Celadon Group                                  584,320
    28,200    *SCS Transportation                             744,198
   163,500    *Wabash National Corp.                        4,504,425
                                                         ------------
                                                            5,832,943
                                                         ------------

               Utilities - Electric (1.9%)

    49,500     PPL Corporation                              2,272,050
                                                         ------------
                                                            2,272,050
                                                         ------------

               Utilities - Natural Gas (0.7%)

    42,000     NiSource Inc.                                  866,040
                                                         ------------
                                                              866,040
                                                         ------------

               Total Common Stocks (Cost $37,588,803)      49,857,436
                                                         ============


INVESTMENT IN REGISTERED INVESTMENT
   COMPANY (0.4%)

   57,400      John Hancock Bank & Thrift
               Opportunity Fund                               530,376
                                                         ------------

               Total Investment in Registered
                Investment Company (Cost $412,008)            530,376
                                                         ============

                                7


                   GREENSPRING FUND, INCORPORATED
                      PORTFOLIO OF INVESTMENTS
                           JUNE 30, 2004
                            (UNAUDITED)

PREFERRED STOCK (0.7%)

    Shares/
   Principal
    Amount                                                     Value
    ------                                                     -----

    28,100     Corporate Office Properties Trust 10.25%   $   768,535
                                                          -----------

               Total Preferred Stock  (Cost $775,182)         768,535
                                                          ===========


CONVERTIBLE BONDS (53.5%)

$5,485,000     Akamai Technologies, 5.5%, 7/1/07            5,553,562
 4,051,000     Amkor Technology, 5.75%, 6/1/06              3,947,193
 1,850,000     ANADIGICS, Inc., 5%, 11/15/06                1,787,562
 1,167,000     Aspen Technology, 5.25%, 6/15/05             1,170,647
 5,868,000     Atmel Corp., 0%, 5/23/21                     2,602,094
 6,186,000     BISYS Group, 4%, 3/15/06                     6,025,554
 2,600,000     Brocade Communications, 2%, 1/1/07           2,368,439
 3,500,000     Brooks Automation, 4.75%, 6/1/08             3,412,500
 3,817,000     Ciena Corporation, 3.75%, 2/1/08             3,342,261
 4,058,000     CuraGen Corporation, 6%, 2/2/07              4,007,275
 5,618,000     E*Trade Financial Corp., 6%, 2/1/07          5,751,427
 1,850,000     Human Genome Sciences, 5%, 2/1/07            1,778,313
   591,000     Key Energy Group, 5%, 9/15/04                  582,135
 3,933,000     Mercury Interactive Corp., 4.75%, 7/1/07     3,894,901
 1,419,000     Photronics, Inc., 4.75%, 12/15/06            1,418,557
   280,000     PMC-Sierra, Inc., 3.75%, 8/15/06               278,163
 4,782,000     Quanta Services, 4%, 7/1/07                  4,333,687
 3,221,000     RF Micro Devices, 3.75%, 8/15/05             3,211,943
 1,978,000     Safeguard Scientific, 5%, 6/15/06            1,986,037
 7,628,000     Sanmina Corporation, 0%, 9/12/20             3,990,397
 2,827,000     Wind River Systems, 3.75%, 12/15/06          2,742,190
                                                         ------------

               Total Convertible Bonds
                (Cost $63,687,649)                         64,184,837
                                                         ============

                                8


                   GREENSPRING FUND, INCORPORATED
                     PORTFOLIO OF INVESTMENTS
                          JUNE 30, 2004
                           (UNAUDITED)

SHORT-TERM INVESTMENTS (3.8%)

    Shares                                                    Value
    ------                                                    -----

 4,591,197     Temporary Investment Fund, Inc.           $  4,591,197
                                                         ------------

               Total Short-Term Investments
                (Cost $4,591,197)                           4,591,197
                                                         ============

               Total Investments (100%)
                (Cost $107,054,839)                       119,932,381

               Other Assets less Liabilities (0%)             (44,586)
                                                         ------------

               Total Net Assets (100%)                   $119,887,795
                                                         ============

*  Non-income producing securities
! Illiquid, valued by the Board of Directors


















                                9




                   GREENSPRING FUND, INCORPORATED
                STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2004
                             (UNAUDITED)


ASSETS
  Investments, at market value (Cost $107,054,839)       $119,932,381
  Interest receivable                                         795,261
  Receivable for Fund shares                                  430,053
  Dividends receivable                                         50,499
  Other assets                                                  2,813
                                                         ------------
                                                          121,211,007
                                                         ------------

LIABILITIES
  Payable for securities purchased                          1,156,461
  Accrued expenses                                             84,273
  Due to investment adviser                                    79,188
  Payable for Fund shares repurchased                           3,290
                                                         ------------
                                                            1,323,212
                                                         ------------

NET ASSETS
  Capital stock, $.01 par value, authorized 60,000,000
  shares, issued and outstanding, 5,848,414              $119,887,795
                                                         ============

NET ASSETS CONSIST OF:
  Capital stock at par value                                   58,484
  Paid in capital                                         102,641,053
  Unrealized appreciation of investments                   12,877,542
  Undistributed net realized gains                          2,869,063
  Undistributed net investment income                       1,441,653
                                                         ------------

                                                         $119,887,795
                                                         ============

NET ASSET VALUE PER SHARE                                $      20.50
                                                         ============







    The accompanying notes are an integral part of these financial statements.

                                10


                   GREENSPRING FUND, INCORPORATED
                      STATEMENT OF OPERATIONS
              FOR THE SIX MONTHS ENDED JUNE 30, 2004
                            (UNAUDITED)


NET INVESTMENT INCOME

Income
  Interest                                               $  1,971,103
  Dividend                                                    294,425
                                                         ------------
   Total Income                                             2,265,528
                                                         ------------

Expenses
  Investment advisory fees                                    431,154
  Transfer agent fees                                          57,945
  Professional fees                                            39,733
  Administrative fees                                          37,995
  Registration fees                                            28,424
  Reports to shareholders                                      15,072
  Miscellaneous fees                                           11,363
  Custody fees                                                 10,915
  Directors fees                                               10,750
                                                         ------------
   Total Expenses                                             643,351
                                                         ------------

   Net Investment Income                                    1,622,177
                                                         ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments                            2,274,932
Net change in unrealized appreciation/depreciation of
 investments                                                 (881,928)
                                                         ------------
                                                            1,393,004
                                                         ------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                               $  3,015,181
                                                         ============




    The accompanying notes are an integral part of these financial statements.

                                11


                   GREENSPRING FUND, INCORPORATED
                STATEMENTS OF CHANGES IN NET ASSETS



                                        Six Months
                                          Ended
                                         June 30,           Year Ended
                                           2004            December 31,
                                        (Unaudited)            2003
                                        -----------            ----



OPERATIONS:
 Net investment income                 $  1,622,177       $  2,522,694
 Net realized gain/loss from
 investments                              2,274,932          8,198,186
 Net change in unrealized
  appreciation/depreciation of
  investments                              (881,928)         9,884,421
                                       ------------       ------------
                                          3,015,181         20,605,301
                                       ------------       ------------


DISTRIBUTION TO SHAREHOLDERS:
 Net investment income                       -              (2,903,784)
 Net realized gain on investments            -                   -
                                       -------------      ------------
                                             -              (2,903,784)
                                       -------------      ------------


CAPITAL STOCK TRANSACTIONS:
 Sale of 1,261,500 and  3,135,756
  shares                                  25,536,329        56,144,899
 Distributions reinvested of 0 and
  142,432 shares                              -              2,665,219
 Redemption of 890,621 and
  1,065,597 shares*                      (18,006,720)      (18,421,198)
                                       -------------      ------------
                                           7,529,609        40,388,920
                                       -------------      ------------

TOTAL INCREASE IN NET ASSETS              10,544,790        58,090,437

NET ASSETS AT BEGINNING OF PERIOD        109,343,005        51,252,568
                                       -------------      ------------

NET ASSETS AT END OF PERIOD**           $119,887,795      $109,343,005
                                        ============      ============

  *Net of redemption fees of $8,914 and $10,788 in 2004 and 2003, respectively.
**Includes (over)/under distributed net investment income of $1,441,653 and ($180,524) in 2004 and 2003, respectively.




    The accompanying notes are an integral part of these financial statements.


                                12



                   GREENSPRING FUND, INCORPORATED
                    NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004
                             (UNAUDITED)

Note 1 - Significant Accounting Policies

Greenspring Fund, Incorporated (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment transactions and related investment income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of investments - Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price or the official closing price for certain markets on the exchange of major listing as of the close of the regular session of the New York Stock Exchange.

Securities that are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, and listed securities whose primary market is believed by Corbyn Investment Management (the "Adviser") to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Adviser deems appropriate.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that mature, or have an announced call, within 60 days will be amortized on a straight line basis from the market value one day preceding the beginning of the amortization period.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser as directed by the Board of Directors.


                                13


                   GREENSPRING FUND, INCORPORATED
	        NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                     JUNE 30, 2004
                            (UNAUDITED)

Note 1 - Significant Accounting Policies (Con't)

In determining fair value, the Adviser, as directed by the Board of Directors, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

Dividends and distributions to stockholders - The Fund records dividends and distributions to stockholders on the ex-dividend date.

Redemption fees - The Fund is intended for long-term investors. "Market-timers" who engage in frequent purchases and redemptions over a short period can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less. The fee is deducted from the seller's redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading.

The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account. If the holding period for shares purchased is 60 days or less, the fee will be charged. The redemption fee may be modified or discontinued at any time, in which case shareholders will be notified.

The fee does not apply to shares acquired through the reinvestment of dividends or distributions, or shares redeemed pursuant to a systematic withdrawal plan.

Risk of loss arising from indemnifactions - In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


                                  14


                     GREENSPRING FUND, INCORPORATED
	         NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                      JUNE 30, 2004
                             (UNAUDITED)

Note 2 - Dividends and Distributions

It is the Fund's policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

These dividends are either distributed to shareholders or reinvested by the Fund in additional shares of common stock, which are issued to shareholders. For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the business day previous to the payment date.

Note 3 - Purchases and Sales of Investments

For the six months ended June 30, 2004, purchases and sales of investments, other than short-term investments, aggregated $47,101,833 and $24,190,174, respectively.

Note 4 - Federal Income Taxes

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets and distributions on a tax basis differ from those reflected in the accompanying financial statements.

For federal income tax purposes, the cost of investments owned at June 30, 2004, is $107,054,839. Net unrealized appreciation of such investments aggregated $12,877,542, which is composed of appreciation of $14,307,042 for those securities having an excess of value over cost, and depreciation of $1,429,500 for those securities having an excess of cost over value.


                                15


                   GREENSPRING FUND, INCORPORATED
	       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           JUNE 30, 2004
                            (UNAUDITED)

Note 5 - Transactions with Related Parties

Corbyn Investment Management serves as the Fund's investment adviser.
Under an agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. At June 30, 2004, investment advisory fees payable amounted to $72,805.

Corbyn also serves as the Fund's administrator. As administrator, Corbyn provides administrative services and personnel for fund accounting, regulatory reporting and other administrative matters. As compensation, the Fund pays Corbyn a fee of $2,500 a month plus 0.04% of average daily net assets up to $250 million, 0.03% of average daily net assets between $250 million and $500 million and 0.025% of average daily net assets in excess of $500 million, which is computed daily and paid monthly.
At June 30, 2004, administrative fees payable amounted to $6,383.

As of June 30, 2004, investors for whom Corbyn Investment Management was investment adviser held 642,660 shares of the Fund's common stock.



























                                 16


                    GREENSPRING FUND, INCORPORATED
                         FINANCIAL HIGHLIGHTS
            (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                           Six
                                          Months
                                          Ended
                                         6/30/04
                                       (Unaudited)   12/31/03    12/31/02   12/31/01  12/31/00  12/31/99
                                       ----------    --------    --------   --------  --------  --------
Net Asset Value,
 Beginning of Period                      $19.96      $15.70      $17.74     $16.98    $15.41    $16.10
                                          ------      ------      ------     ------    ------    ------
Income From Investment Operations
Net Investment Income                       0.28        0.53        0.88       0.93      0.85      1.16
Net Realized and Unrealized
 Gain/(Loss) on Investments                 0.26        4.34       (1.98)      0.79      1.51     (0.73)
                                          ------       ------      -------    ------    ------    -------
Total From Investment Operations            0.54        4.87       (1.10)      1.72      2.36      0.43
                                          ------       ------      -------    ------    ------    -------
Less Distributions
Net Investment Income                     (  -  )     ( 0.61)      (0.94)     (0.96)    (0.79)    (1.12)
Net Realized Gain on Investments          (  -  )     (  -  )      ( -  )     ( -  )    (  - )    (  - )
                                          -------     -------     -------    -------    ------    ------
Total Distributions			      (  -  )     ( 0.61)      (0.94)     (0.96)    (0.79)    (1.12)
                                          -------     -------     -------    -------    ------    ------
Net Asset Value,
 End of Period                             $20.50      $19.96      $15.70     $17.74   $16.98    $15.41
                                           ======      ======      =======    ======   ======    ======
Total Return                                2.71%      31.34%      (5.99%)    10.23%    15.64%     2.64%
                                           ======      ======      =======    ======   ======    ======
Ratios/Supplemental Data
------------------------
Net Assets,
 End of Period (000's)                     $119,888   $109,343     $51,253    $50,692  $46,717   $60,813
                                           ========   ========     =======    =======  =======   =======
Ratio of Expenses to
 Average Net Assets*                        1.12%       1.14%        1.19%     1.19%     1.24%     1.08%
                                           ========    =======     =======    =======   =======   =======
Ratio of Net Investment
 Income to Average Net Assets*              2.81%       3.44%        5.33%     5.04%     4.83%     6.10%
                                           =======     =======     =======   =======   =======   =======
Portfolio Turnover                          22.33%     102.43%      78.58%    89.41%   100.78%    91.27%
                                           =======     =======     =======   =======   =======   =======

*Annualized



                                 17

                    GREENSPRING FUND, INCORPORATED
                     PERFORMANCE SINCE INCEPTION

                               (CHART)

                        7/1/83        $10,000
                      12/31/83         11,223
                      12/31/84         12,692
                      12/31/85         15,238
                      12/31/86         17,668
                      12/31/87         19,304
                      12/31/88         22,389
                      12/31/89         24,762
                      12/31/90         23,149
                      12/31/91         27,626
                      12/31/92         32,190
                      12/31/93         36,906
                      12/31/94         37,952
                      12/31/95         45,082
                      12/31/96         55,291
                      12/31/97         68,532
                      12/31/98         57,585
                      12/31/99         59,108
                      12/31/00         68,354
                      12/31/01         75,345
                      12/31/02         70,835
                      12/31/03         93,036
                      06/30/04         95,553

*Figures include changes in principal value, reinvested dividends and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, three, five and ten year periods ended June 30, 2004 were 18.78%, 8.41%, 9.71% and 9.74%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemptions of Fund shares.


                                18


                   Greenspring Fund, Incorporated
                   2330 West Joppa Road, Suite 110
                        Lutherville, MD 21093
                           (410) 823-5353
                           (800) 366-3863
                       www.greenspringfund.com

The Fund's proxy voting policies and procedures and proxy voting record are available upon request by calling the Fund at (800) 366-3863 or by e-mailing the Fund at llochner@greenspringfund.com or bwhite@greenspringfund.com. The Fund's proxy voting record is also available by accessing the SEC's website at http://www.sec.gov.


                             DIRECTORS
                   Charles vK. Carlson, Chairman
                         William E. Carlson
                            David T. Fu
                           Sean T. Furlong
                          Michael J. Fusting
                          Michael T. Godack
                          Richard Hynson, Jr.
                          Michael P. O'Boyle

                              OFFICERS
                         Charles vK. Carlson
                  President and Chief Executive Officer

                          Michael J. Fusting
             Sr. Vice President and Chief Financial Officer

                          Michael T. Godack
                          Sr. Vice President

                       Elizabeth Agresta Swam
                        Secretary and Treasurer

                          INVESTMENT ADVISER
                    Corbyn Investment Management, Inc.
                     2330 West Joppa Road, Suite 108
                        Lutherville, MD 21093-7207

                             TRANSFER AGENT
                                PFPC Inc.
                              760 Moore Rd.
                         King of Prussia, PA 19406
                             (800) 576-7498

                              ADMINISTRATOR
                     Corbyn Investment Management, Inc.
                        2330 West Joppa Road, Suite 108
                          Lutherville, MD 21093-7207

                                CUSTODIAN
                            PFPC Trust Company
                            8800 Tinicum Blvd.
                          Third Floor, Suite 200
                           Philadelphia, PA 19153

                            INDEPENDENT AUDITORS
                         PricewaterhouseCoopers LLP
                             250 W. Pratt Street
                          Baltimore, MD 21201-2304

                                LEGAL COUNSEL
                          Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                           Washington, DC 20036-1800

Item 2.  Code of Ethics.

Not applicable for Semi-Annual Report.

Item 3.  Audit Committee Financial Expert.

Not applicable for Semi-Annual Report.

Item 4.  Principal Accountant Fees and Services.

Not applicable for Semi-Annual Report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies.

Not applicable.

Item 8.  Purchase of Equity Securities by Closed-End Management
Company and Affiliated Purchasers.

Not applicable.


Item 9.   Submission of Matters to a Vote of Security Holders

Not applicable.

Item 10.  Controls and Procedures.

(a) The Fund's principal executive and principal financial officers have evaluated the Fund's disclosure controls and procedures within 90 days of this filing and have concluded that the Fund's disclosure controls and procedures were effective, as of this date, in ensuring that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) The Fund's principal exective and principal financial officers are aware of no changes in the Fund's internal control over finanical reporting that occurred during the Fund's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

Item 11.  Exhibits.

(a)(2) A separate certification for each principal executive and principal financial officer of the Fund as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

                            Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Greenspring Fund, Incorporated

By: /s/Charles vK. Carlson
    ----------------------------
    Charles vK. Carlson
    Principal Executive Officer
    August 4, 2004

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

Greenspring Fund, Incorporated

By: /s/Charles vK. Carlson
    ----------------------------
    Charles vK. Carlson
    Principal Executive Officer
    August 4, 2004

By: /s/ Michael J. Fusting
    ----------------------------
    Michael J. Fusting
    Chief Financial Officer
    August 4, 2004